UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2008


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                      -----------------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                ---------------
                 (State or other jurisdiction of incorporation)


          1-14244                                     84-1214736
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   (Commission File Number)                (I.R.S. Employer Identification No.)

    1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)


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              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         Effective July 31, 2007, on April 28, 2008, Environmental Service Professionals, Inc. (the "Company") terminated that certain stock purchase agreement with Advanced Roofing Solutions, Inc., a California corporation ("ARS"), Eduardo Guerra, an individual and 50% shareholder of ARS, and Marco Guerra, an individual and 50% shareholder of ARS (the "SPA"), pursuant to which the Company was to acquire 100% of the total issued and outstanding stock of ARS from Eduardo Guerra and Marco Guerra in exchange for a minimum of 1,100,000 shares and a maximum of 1,500,000 shares of the Company's common stock issuable in installments over time, 1,000,000 warrants entitling Eduardo Guerra and Marco Guerra to collectively purchase 1,000,000 additional shares of the Company's common stock at a purchase price of $0.75 per share for a period of three years from the date of the closing, plus a minimum of $1,000,000 and a maximum of $1,950,000 in cash, payable in installments over time.

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 28, 2008, the Company engaged Stan J.H. Lee, CPA, CMA ("New Accountant") to audit and review the Company's financial statements for the fiscal year ending December 31, 2007. The New Accountant has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Company's former accountant, Chang G. Park, CPA, Ph. D. (the "Former Accountant").

         Prior to engaging the New Accountant, the Company had not consulted the New Accountant regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did the Company consult with the New Accountant regarding any disagreements with our prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

         The Former Accountant was not re-engaged effective April 28, 2008. The Former Accountant's reports on the Company's financial statements during its past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except for a going concern qualification contained in its audit reports for the fiscal years ending December 31, 2005 and December 31, 2006. The going concern qualification stated as follows: "The consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's losses from operations raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         The decision to change accountants, which involved dismissing the Former Accountant and engaging the New Accountant, was recommended by the Company's Audit Committee Chairperson and approved by the Company's Board of Directors on April 28, 2008. During the fiscal years ended December 31, 2005 and December 31, 2006 through the date hereof, the Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Former Accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, except as described in the next paragraph of this Report.

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


         In the  course of  preparing  the  financial  statements  for the third quarter ended September 30, 2007 for the Company's Report on Form 10-QSB for that quarter, management of the Company and the Former Accountant discussed the reporting of revenue earned by the associations acquired by the Company from Robert Johnson. The Company's acquisition of those associations closed on July 31, 2007 (the "Closing"). Management believes that the acquisition was structured as an asset acquisition and therefore intended to report revenue from the associations only for the period from the Closing through September 30, 2007. Initially, the Former Accountant disagreed with management and asserted that it believed that the acquisition was a purchase of stock and insisted that the Company record revenue for the associations for the entire period from January 1, 2007 through September 30, 2007. Eventually management acquiesced to the Former Accountant's position and prepared the financial statements reflecting association revenue from the beginning of the 2007 fiscal year.

         After the filing deadline for the Company's Report on Form 10-QSB for the third quarter ended September 30, 2007, the Former Accountant informed the Company that it had changed its position and now agreed with management's initial position that the Company should report association revenue commencing from July 31, 2007, the Closing date for the acquisition. The Former Accountant's change of position was communicated to management after the Former Accountant had already approved the Company's policy of recording the full nine months of revenue from the associations, and too tardy for the Company to change its Report on Form 10-QSB for the third quarter ended September 30, 2007. Furthermore, at that time management was still uncertain as to which reporting policy was correct, especially in light of the Former Accountant's inconsistent advice. As a result, the Former Accountant did not issue an approval letter for the Company's financial statements for the third quarter ended September 30, 2007.

         In the course of preparing the Company's financial statements for the full year ended December 31, 2007, management determined that the Company's financial statements for the third quarter ended September 30, 2007 should be restated to report association revenue only from the date of the Closing of the acquisition and not from the beginning of the 2007 fiscal year. See Item 4.02 of this Report. The Former Accountant agreed with the Company's management and was prepared to work on the restatement for the third quarter ended September 30, 2007 and the audit report for the fiscal year ended December 31, 2007. Nevertheless, the Company's Board of Directors decided to authorize and direct the Company on April 28, 2008 to dismiss the Former Accountant and simultaneously to engage the New Accountant, primarily because the Former Accountant's fee quote for the work was excessive. Accordingly, the Company does not currently have a disagreement with the Former Accountant with respect to the Company's financial statements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The confusion surrounding the Former Accountant's inconsistent advice relating to the Company's financial statements for the third quarter ended September 30, 2007 may, however, have resulted in a disagreement with the Former Accountant at the time in light of management's recent determination that the associated revenue should be reported only from the acquisition Closing date and not from January 1, 2007.

         ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         In connection with its preparation of the Annual Report on Form 10-KSB, the management of Environmental Service Professionals, Inc. (the "Company") and the Board of Directors concluded that the Company's financial statements as of and for the quarter ended September 30, 2007 included in the Company's previously filed Quarterly Report on Form 10-QSB should no longer be relied upon and should be restated. As discussed in Item 4.01 of this Report, those financial statements were not reviewed by an independent registered public accountant.

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

         The Company is now working with its independent registered public accountant to review its previously filed financial statements as of and for the quarter ended September 30, 2007 included in the Company's previously filed Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007. After the completion of those audit reviews, the Company anticipates restating the affected financial statements. Management expects that the restatement will result in the reporting of less revenue for the nine and three months ended September 30, 2007 than the amount reported in the financial statements included in its Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007.

         The Company has discussed the disclosures contained in this filing with Stan J. H. Lee, CPA, its new independent registered public accountants.

SECTION 5.  CORPORATE GOVERANCE AND MANAGEMENT

         ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         In consideration for his continued services to the Company, on or about April 28, 2008, the Company authorized the issuance of 17,000,000 shares of the Company's common stock to Mr. Edward Torres, the Chairman, Chief Executive Officer, and President of the Company.

         In consideration for his continued services to the Company, on or about April 28, 2008, the Company authorized the issuance of 8,000,000 shares of the Company's common stock to Mr. Lyle Watkins, a Director, Chief Operating Officer, and Corporate Secretary of the Company.

SECTION 9.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  None.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                                        (Registrant)

Date:  April 28, 2008


                           /s/  Edward Torres, Chief Executive Officer
                           -------------------------------------------
                           Edward Torres, Chief Executive Officer



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